                                                                    Exhibit 99.1

          NEWS RELEASE            NEWS RELEASE              NEWS RELEASE

                                  SUMMARY:
                                  United Capital Corp.
                                  Reports Record Fourth Quarter and
                                  Year End Results

                                  COMPANY CONTACT:
                                  Anthony J. Miceli
                                  Chief Financial Officer
                                  (516) 466-6464

FOR IMMEDIATE RELEASE

GREAT NECK,  New York,  February 15,  2005...  United  Capital  Corp.  (ASE:AFP)
reported a 216%  increase in net income for the  quarter and a 150%  increase in net income for the year ended  December 31, 2004.  Earnings  jumped to $4.10 per basic share for the year and $1.75 during the last three months of 2004.

For the three months ended December 31, 2004, income from continuing  operations increased  377% to $15.5 million or $1.70 per basic share versus $3.2 million or
$.36 per basic share for the same period last year.  Total revenues  during this period were $14.9 million,  an increase of 8.6% over the comparable 2003 period.
Net income  increased to $16.0 million or $1.75 per basic share compared to $5.0 million or $.56 per basic share for the same period in 2003.

Year-to-date  net income rose to $37.4  million or $4.10 per basic share  versus
$15.0  million or $1.65 per basic share in 2003.  Revenue in 2004  increased  to
$59.1 million while income from  continuing  operations  increased 146% to $25.1 million.  For 2003,  revenue and income from  continuing  operations  were $54.8 million and $10.2 million, respectively.

"2004 was a historic year for United  Capital with record results in income from
continuing  operations,   net  income  and  earnings  per  share,"  stated  A.F.
Petrocelli,  Chairman of United  Capital Corp.  "These results were derived from improved  results  in each of our core  businesses  and from the sale of  select assets,  including our interest in Prime Hospitality which resulted in a gain of approximately $19 million during the fourth quarter of the year. In addition,  I am pleased to report the  achievement  of the  following  key  milestones  as of
December 31, 2004:

     o    Net income reached an historical high of over $37 million or $4.10 per basic share,

     o    The Company  generated  over $24 million in cash from the sale of real estate properties yielding gains of almost $19 million,

     o    Cash and marketable  securities grew by more than $30 million in 2004, totaling more than $139 million or $15 per share,

     o    Reported assets exceed $212 million,

     o    Working capital is in excess of $132 million,

     o    Mortgage obligations fell below $9 million with debt-to-equity of less than 6% and

     o    Stockholders' equity increased to $154 million or more than $16.85 per share."

Certain  statements  in this  press  release  and other  statements  made by the
Company  or its  representatives  that are not  strictly  historical  facts  are
"forward-looking"  statements  within  the  meaning  of the  Private  Securities
Litigation  Reform Act of 1995 that should be  considered as subject to the many risks and  uncertainties  that exist in the  Company's  operations  and business environment.  The forward-looking  statements are based on current  expectations and involve a number of known and  unknown  risks and  uncertainties  that could cause the actual  results,  performance  and/or  achievements  of the Company to
differ  materially  from  any  future  results,   performance  or  achievements,
expressed or implied, by the forward-looking  statements.  Readers are cautioned not to place undue  reliance on these  forward-looking  statements,  and that in light of the significant  uncertainties inherent in forward-looking  statements, the inclusion of such statements  should not be regarded as a representation  by the Company or any other person that the objectives or plans of the Company will be achieved. The Company also assumes no obligation to publicly update or revise its  forward-looking  statements or to advise of changes in the  assumptions and factors on which they are based. See our 2003 Annual Report on Form 10-K and the
Registration Statement on Form S-3/A filed on December 10, 2004 for a discussion of risk factors that could impact our future financial  performance and/or cause actual results to differ  significantly  from those expressed or implied by such statements.

United  Capital  Corp.  owns and manages  real estate and through  subsidiaries, provides engineered products to industrial and automotive markets worldwide.

***

TABLE FOLLOWS

                      UNITED CAPITAL CORP. AND SUBSIDIARIES

                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

                                                        THREE MONTHS ENDED                 YEAR ENDED
                                                           DECEMBER 31,                   DECEMBER 31,
                                                           (Unaudited)                     (Audited)

                                                   2004             2003            2004             2003
                                               ------------     ------------    ------------     ------------

REVENUES                                       $     14,947     $     13,767    $     59,061     $     54,768
                                               ============     ===-----====    ============     ============

Operating income                               $      2,482     $      2,723    $     11,282     $     10,282
                                               ============     ============    ============     ============

Other income                                   $     21,082     $      3,213    $     24,099     $      6,138
                                               ============     ============    ============     ============

Income from continuing operations

    before income taxes                        $     23,564     $      5,936    $     35,381     $     16,420
                                               ============     ============    ============     ============

Income from continuing operations              $     15,501     $      3,249    $     25,149     $     10,216
                                               ============     ============    ============     ============

Income from discontinued operations            $        468     $      1,802    $     12,208     $      4,748
                                               ============     ============    ============     ============

NET INCOME                                     $     15,969     $      5,051    $     37,357     $     14,964
                                               ============     ============    ============     ============

BASIC EARNINGS PER SHARE:

    Income from continuing operations          $      1.70      $       .36     $      2.76      $       1.13
    Income from discontinued operations                .05              .20            1.34               .52
                                               -----------      -----------     -----------      ------------

    Net income per share                       $      1.75      $       .56     $      4.10      $       1.65
                                               ===========      ===========     ===========      =====-======

DILUTED EARNINGS PER SHARE:

    Income from continuing operations          $      1.41      $       .31     $      2.32      $        .96
    Income from discontinued operations                .04              .17            1.13               .44
                                               -----------      -----------     -----------      ------------

    Net income per share assuming dilution     $      1.45      $       .48     $      3.45      $       1.40
                                               ===========      ===========     ===========      ======-=====

WEIGHTED AVERAGE SHARES:

    Basic                                             9,129            9,093           9,114            9,061
                                               ============     ============    ============     ============

    Diluted                                          10,982           10,608          10,818           10,677
                                               ============     ============    ============     ============

CASH DIVIDENDS PER SHARE                       $         -      $         -     $         -      $       1.00
                                               ============     ============    ============     ====-=======